Derivatives	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives

Note 10—Derivatives

We are currently exposed to market risk from changes in interest rates and foreign exchange rates. From time to time, we may enter into a variety of derivative financial instruments in connection with the management of our exposure to fluctuations in interest rates and foreign exchange rates. We do not enter into derivative transactions for speculative purposes; however, for accounting purposes, certain transactions may not meet the criteria for hedge accounting.

In 2013, we entered into an interest rate swap as a cash flow hedge against future fluctuations in LIBOR with a notional value of $712.5 million. The interest rate swap does not amortize and matures on December 3, 2017. On a quarterly basis, we pay a fixed rate of 1.56% and receive the maximum of 1% or three-month LIBOR.

In 2013, we also entered into an interest rate swap as a cash flow hedge against future fluctuations in LIBOR with a notional value of $400.0 million. The interest rate swap does not amortize and matures on July 1, 2018. On a quarterly basis, we pay a fixed rate of 1.66% and receive three-month LIBOR.

In 2014, we entered into a series of foreign currency forward contracts as a cash flow hedge against future exchange rate fluctuations between the Euro and U.S. Dollar. We used the forward contracts to hedge Euro payments for forecasted capital expenditures. Upon settlement, we paid U.S. Dollars and received Euros at forward rates ranging from $1.25 to $1.27. As of December 31, 2016, the forward contracts were fully settled. As a result of settling the effective hedge for the years ended 2016 and 2015, we incurred net cash outflows of $1.8 million and $1.2 million, respectively, based on the prevailing Euro exchange rates and reclassified the amounts from accumulated other comprehensive income to property and equipment.

The following table provides data about the fair values of derivatives that are designated as hedge instruments:

		December 31,
Derivatives Designated as Hedging Instruments	Balance Sheet Location	2016	2015
		(in thousands)
Short-term - Interest rate swaps	Accrued expenses	$(3,838)	$(5,899)
Long-term - Interest rate swaps	Other long-term liabilities	(84)	(238)
Short-term - Foreign currency forward contracts	Accrued expenses	—	(1,584)
Total		$(3,922)	$(7,721)

We have elected not to offset the fair value of derivatives subject to master netting agreements, but to report them on a gross basis on our consolidated balance sheets.

The following table summarizes the cash flow hedge gains and losses:

Derivatives in Cash Flow Hedging Relationships	Gain (Loss) Recognized in Other Comprehensive Income (“OCI”) for the Year Ended December 31,					Loss Reclassified from Accumulated OCI into Income for the Year Ended December 31,					Gain (Loss) Recognized in Income (Ineffective Portion and Amount Excluded from Effectiveness Testing) for the Year ended December 31,
	2016		2015		2014	2016		2015		2014	2016		2015		2014
	(in thousands)
Interest rate swaps	$2,713		$(1,701)		$(11,085)	$8,798		$10,440		$7,737	$—		$—		$—
Foreign currency forward contracts	$1,584	$ -	$(1,584)	$ -	$(563)	$—	$ -	$—	$ -	$—	$—	$ -	$(296)	$ -	$—

As of December 31, 2016, the estimated amount of net losses associated with derivative instruments that would be reclassified from accumulated comprehensive loss to earnings during the next twelve months was $4.6 million. During the years ended December 31, 2016, 2015 and 2014, we reclassified $8.0 million, $9.6 million and $7.0 million to interest expense and $0.8 million, $0.8 million and $0.8 million to depreciation from accumulated other comprehensive income, respectively.